UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2013

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note
This Current Report on Form 8-K/A is being filed by Volcano Corporation (the “Company”) solely to correct certain information under Item 5.02(e) of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2013 (the “Original Form 8-K”). The Original Form 8-K incorrectly stated in the second paragraph under the heading “Revised 2012 Bonuses and Equity Awards” that the additional equity grants made to the Company's Chief Executive Officer and Chief Financial Officer were allocated so that 50% of the value was in Options (as defined below) (with the number of shares determined based upon the Black-Scholes value that would have been applicable if the Options had been granted on February 19, 2013), 25% was in service-based RSUs (as defined below) (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013), and 25% was in performance-based RSUs (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013). In actuality, such equity grants were allocated so that 25% of the value was in Options (rather than 50%) (with the number of shares determined based upon the Black-Scholes value that would have been applicable if the Options had been granted on February 19, 2013), 50% was in service-based RSUs (rather than 25%) (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013), and 25% was in Performance RSUs (as defined below) (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013).
In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 5.02(e) of the Original Form 8-K as amended by this Current Report on Form 8-K/A is set forth below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Revised 2012 Bonuses and Equity Awards
On March 27, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved revised, reduced cash bonuses to be paid to the Company's Chief Executive Officer and Chief Financial Officer for performance in the year ended December 31, 2012 and granted to such executive officers additional time-vested restricted stock unit awards (“RSUs”), performance-based RSUs (“Performance RSUs”) and options to purchase the Company's common stock (“Options”), which are subject to time-based vesting as indicated below, all under the Company's Amended and Restated 2005 Equity Compensation Plan (the “Plan”). The vesting of the Performance RSUs is governed by the Company's 2013 Long Term Incentive Plan (the “LTI Plan”). The RSUs are evidenced by a Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (together, the “RSU Agreement”) and the Options are evidenced by a Stock Option Grant Notice and Stock Option Agreement (together, the “Option Agreement”) which, together with the Plan, set forth the terms and conditions of the RSUs and the Options, respectively.
The revised cash bonuses and additional equity awards were approved in order to correct a clerical error which resulted in the previously-paid bonus payments and equity grants not accurately reflecting the Committee's intention. The clerical error resulted in an overpayment of cash bonuses to the Chief Executive Officer and the Chief Financial Officer of $50,163 and $15,169, respectively, and corresponding decreases of the same amounts in equity grants awarded to these officers. The Chief Executive Officer and the Chief Financial Officer will return the overpaid bonuses back to us through salary deductions. The Options have an exercise price of $25.40 per share and the number of RSUs and Performance RSUs were also determined based on a per share value of $25.40, which is equal to the fair market value of the Company's common stock on February 19, 2013, and which is greater than the $22.36 fair market value per share on March 27, 2013, the date of grant. The determination regarding the number of Options, RSUs and Performance RSUs to grant was determined by reference to the $50,163 overpayment to the Chief Executive Officer and the $15,169 overpayment to Chief Financial Officer. The equity grants were allocated so that 25% of the value was in Options (with the number of shares determined based upon the Black-Scholes value that would have been applicable if the Options had been granted on February 19, 2013), 50% was in service-based RSUs (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013), and 25% was in Performance RSUs (with the number of shares determined based upon the $25.40 per share trading price of our stock on February 19, 2013).
The following table sets forth the revised 2012 cash bonus payments and the number of additional RSUs and additional Options granted to each such executive officer as well as the additional number of Performance RSUs added to each such executive officer's Maximum Award under the LTI Plan:

Named Executive Officer	Title	Revised 2012 Bonus ($)	Additional Service-based RSUs (1)	Additional Options (2)	Additional Number of Performance RSUs added to the Maximum Award (3)
R. Scott Huennekens	President and Chief Executive Officer	557,369	987	1,640	493
John T. Dahldorf	Chief Financial Officer	168,549	298	496	149
(1) 25% of the RSUs will vest, if at all, each year on the anniversary of March 27, 2013, subject to the individual's continued service through each such date, so that the award is fully vested on the fourth anniversary of such date.
(2) 1/48th of the shares subject to each Option will vest, if at all, monthly following March 27, 2013, subject to the individual's continued service through each such date, so that the Option is fully vested on the fourth anniversary of March 27, 2013.
(3) The LTI Plan requires that the Company achieve at least 90% of the non-GAAP revenue target approved by the Board under the Company's 2013 annual operating plan (the “Performance Goal”) as an initial threshold before any portion of the Performance RSUs will vest under the LTI Plan. If the threshold Performance Goal is not achieved, each participant will forfeit his entire award. If this threshold Performance Goal is achieved, the LTI Plan then provides for the calculation of the number of Performance RSUs that each participant may vest in as an “Actual Award” for up to the “Maximum Award,” based on the achievement, in fiscal year 2013, of the six sets of Key Factors for Success (“KFS”) approved by the Committee (collectively, the “Other Performance Goals”), with two sets weighted 20% each and four sets weighted 15% each. For each set of Other Performance Goals, the calculation is as follows:

Weight of Other Performance Goal	x	Number of Performance RSUs in Target Award	x	Achievement % of Other Performance Goal	=	Performance RSUs allocated to that achieved Other Performance Goal
The Actual Award earned equals the sum of the Performance RSUs allocated to each of the achieved Other Performance Goals. The achievement percentage for each Other Performance Goal is capped at 150%, such that if each Other Performance Goal is achieved at 150% of the target level of performance, the Actual Award will equal the Maximum Award. Any partial share of an Actual Award will be rounded down to the whole share.
The Committee will certify the achievement of the Performance Goals and the Other Performance Goals, and determine the Actual Award, shortly following the Company's 2013 fiscal year-end. In addition, as a condition to being eligible to vest in any part of the Maximum Award, a participant must be employed by the Company through the certification date. Once certified, the Actual Award will vest as to 1/3rd of the Actual Award on the date the Committee certifies achievement, and as to 1/3rd of the Actual Award on each of December 31, 2014 and December 31, 2015, subject to the participant's continued employment. Actual Awards are subject to recoupment from participants in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.
The foregoing is only a brief description of the material terms of the RSUs, Options and Performance RSUs granted to the named executive officers on March 27, 2013, does not purport to be complete and is qualified in its entirety by reference to the Plan, the forms of RSU Agreement and Option Agreement under the Plan and the LTI Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / John Dahldorf
John Dahldorf Chief Financial Officer
Dated: April 4, 2013